UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

April 13, 2021
Date of Report (date of earliest event reported)

Ekso Bionics Holdings, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-37854		99-0367049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

1414 Harbour Way South, Suite 1201	Richmond	California	94804
(Address of Principal Executive Offices)			(Zip Code)
(510) 984-1761
Registrant's telephone number, including area code

Not Applicable
________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	EKSO	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

Amendment to Amended and Restated 2014 Equity Incentive Plan

On April 13, 2021, the Board of Directors (the “Board”) of Ekso Bionics Holdings, Inc. (the “Company”) approved an immediately effective amendment to the Company’s Amended and Restated 2014 Equity Incentive Plan (the “Plan”). The Plan was amended to change the governing law of the Plan from Delaware to Nevada.

The foregoing description of the Plan, as amended, is not complete and is qualified in its entirety by reference to the full text of the Plan (as amended), which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
Amendment of By-Laws

On April 13, 2021, the Board also approved an immediately effective amendment to the Company’s by-laws (the “By-Laws”). The By-Laws were amended to add a new Section 6 to Article VIII, so that the modified By-Laws provide that subject to certain exceptions, (i) the state courts of the State of Nevada be the exclusive forum for actions alleging violation of the Nevada Revised Statutes, the Company’s Articles of Incorporation or the By-Laws, or alleging breach of fiduciary duties or other violations of Nevada decisional law relating to internal affairs of the Company and (ii) the federal district courts of the United States of America be the exclusive forum for resolutions of complaints asserting causes of action arising under the Securities Act of 1933, as amended. The amendment also provides that any person or entity purchasing or otherwise acquiring any interest in any security of the Company shall be deemed to have notice of and consented to this provision.

The foregoing description of the amendment of the By-Laws, as amended, is not complete and is qualified in its entirety by reference to the full text of the By-Laws (as amended), which is filed herewith as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit	Description
3.1	By-Laws of the Registrant
10.1	Amended and Restated 2014 Equity Incentive Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EKSO BIONICS HOLDINGS, INC.
By:    /s/ John F. Glenn
Name:    John F. Glenn
Title:    Chief Financial Officer

Dated: April 16, 2021